Exhibit 10.2

Execution Version

SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 5, 2026 (this “Amendment”), is entered into among THE GREENBRIER COMPANIES, INC., an Oregon corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and an L/C Issuer. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders party thereto and Bank of America, N.A., as Administrative Agent are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of September 26, 2018 (as amended by that certain (i) First Amendment to Fourth Amended and Restated Credit Agreement, Guarantor Joinder and Amendment to Certain Collateral Documents, dated as of June 3, 2019, (ii) Second Amendment to Fourth Amended and Restated Credit Agreement, dated as of August 27, 2021, (iii) Third Amendment to Fourth Amended and Restated Credit Agreement, dated as of July 29, 2022, (iv) Fourth Amendment Letter Agreement, dated as of March 13, 2023, (v) CDOR Transition Amendment, dated as of June 20, 2024, and (vi) Fifth Amendment to Fourth Amended and Restated Credit Agreement, Guarantor Joinder and Amendment to Certain Collateral Documents, dated as of May 21, 2025, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement and certain other Loan Documents as provided herein (the Existing Credit Agreement, as so amended by this Amendment, the “Credit Agreement”).

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.
Amendments. Effective upon satisfaction of the conditions precedent set forth in Section 2 below, the Existing Credit Agreement (excluding all schedules and exhibits) is hereby amended as follows:
(a)
Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the definition of “SOFR Adjustment” in its entirety.
(b)
The definition of “Term SOFR” in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Term SOFR” means:

(a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided, that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; and

(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided, that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto;

provided, that if the Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, the Term SOFR shall be deemed zero for purposes of this Agreement.

(c)
Section 3.03(b) of the Existing Credit Agreement is hereby amended by deleting each reference to “plus the SOFR Adjustment” therein.
2.
Effectiveness; Conditions Precedent. This Amendment shall be effective on the date on which all the conditions set forth in this Section 2 have been satisfied (such date, the “Sixth Amendment Effective Date”):
(a)
receipt by the Administrative Agent of executed counterparts of this Amendment, each executed by each Loan Party and each Lender; and
(b)
the Administrative Agent and the Lenders shall have received (i) at least five Business Days prior to the Sixth Amendment Effective Date, all documentation and other information that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and (ii) at least five Business Days prior to the Fifth Amendment Effective Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower; and
(c)
the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Sixth Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).
3.
Ratification of Credit Agreement and other Loan Documents. Except as specifically amended, released or terminated herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The Loan Parties acknowledge and consent to the terms set forth herein and agree that the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way impair, reduce or limit any of the obligations of the Loan Parties under the Loan Documents, as amended hereby. This Amendment is a Loan Document.
4.
Amendments; Electronic Execution/Counterparts. This Amendment shall not be construed as a waiver of or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures in accordance with Section 10.20 of the Credit Agreement. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment.

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5.
GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
6.
Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
7.
Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
8.
Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	THE GREENBRIER COMPANIES, INC., By: /s Christian M. Lucky Name: Christian M. Lucky Title: Senior Vice President, Chief Legal & Compliance Officer and Corporate Secretary
GUARANTORS:	GREENBRIER-CONCARRIL, LLC By: /s Christian M. Lucky Name: Christian M. Lucky Title: Senior Vice President
GREENBRIER LEASING COMPANY LLC By: /s Christian M. Lucky Name: Christian M. Lucky Title: Senior Vice President
GREENBRIER MANAGEMENT SERVICES, LLC By: GREENBRIER LEASING COMPANY LLC Its: Sole Member By: /s Christian M. Lucky Name: Christian M. Lucky Title: Senior Vice President
GREENBRIER RAILCAR LEASING, INC. By: /s Christian M. Lucky Name: Christian M. Lucky Title: Senior Vice President

GUNDERSON LLC By: /s Christian M. Lucky Name: Christian M. Lucky Title: Senior Vice President
GUNDERSON RAIL SERVICES LLC By: /s Christian M. Lucky Name: Christian M. Lucky Title: Senior Vice President
GUNDERSON SPECIALTY PRODUCTS, LLC By: GUNDERSON LLC Its: Sole Member By: /s Christian M. Lucky Name: Christian M. Lucky Title: Senior Vice President

GREENBRIER CENTRAL, LLC

By: /s Christian M. Lucky

Name: Christian M. Lucky

Title: Senior Vice President

MERIDIAN RAIL ACQUISITION CORP.

By: /s Christian M. Lucky

Name: Christian M. Lucky

Title: Senior Vice President

MERIDIAN RAIL HOLDINGS CORP. By: /s Christian M. Lucky Name: Christian M. Lucky Title: Senior Vice President

ARI Component Venture LLC By: /s Christian M. Lucky Name: Christian M. Lucky Title: Senior Vice President

CASTINGS LLC By: /s Christian M. Lucky Name: Christian M. Lucky Title: Senior Vice President
GREENBRIER TANK COMPONENTS, LLC By: /s Christian M. Lucky Name: Christian M. Lucky Title: Senior Vice President

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., By: /s Carolen Alfonso Name: Carolen Alfonso Title: Vice President

LENDERS	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender By: /s Michael Snook Name: Michael Snook Title: Senior Vice President

BMO BANK N.A., as a Lender By: /s Henry Alvarez Name: Henry Alvarez Title: Vice President

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s Carson Korn Name: Carson Korn Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s Christopher Harbutt Name: Christopher Harbutt Title: Executive Director

CREDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH, as a Lender By: /s Andrew McKuin Name: Andrew McKuin Title: Managing Director By: /s Marc Frenkenberg Name: Marc Frenkenberg Title: First Vice President

WaFd Bank, as a Lender By: /s Kristina Nash Name: Kristina Nash Title: AVP, Relationship Manager

CITIZENS BANK, N.A., as a Lender By: /s Doug Kennedy Name: Doug Kennedy Title: SVP

REGIONS BANK, as a Lender By: /s Stowe Query Name: Stowe Query Title: Managing Director

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender By: /s Dan Martis Name: Dan Martis Title: Authorized Signatory

THE HUNTINGTON NATIONAL BANK, as a Lender By: /s Matthew Stanisa Name: Matthew Stanisa Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s Michael Feldman Name: Michael Feldman Title: Vice President

COLUMBIA BANK (fka UMPQUA BANK), as a Lender By: /s Stephen Sloan Name: Stephen Sloan Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s Ian Clarke Name: Ian Clarke Title: Assistant Vice President